Exhibit 32

                           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                                        AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       This Certification is intended to accompany the Annual Report of R&B, Inc. (the "Company") on Form 10-K for the period ended December 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:

 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

   /s/  Richard N. Berman    Chief Executive Officer     Date: March 8, 2005
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  /s/   Mathias J. Barton    Chief Financial Officer     Date: March 8, 2005
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